                         VIEWS FROM CAMELBACK MOUNTAIN
                          "The Turn Has Come In Asia"



The Asian crisis started in July of 1997 and by the 4th quarter of last year it had a negative effect on some U.S. multinational companies. The problems in Asia got worse as time passed. Everyone claimed, and the market believed, that under the "Domino Theory" Russia would fall next and then Japan was scheduled to go along with Brazil (we all learned about the "Domino Theory" 30 years ago in Vietnam and of course it did not work and it did not happen). This time the world's economies were supposed to collapse not capitalism. In the third quarter of this year the Asian markets went down less than the U.S. market and the European markets. Since September 30th the Asian markets have actually gone up. The good news is the U.S. dollar has declined and it is lower today than it was in the fourth quarter of last year. Thus, it seems likely that the foreign currency translations of multinational companies in this quarter will produce more earnings in contrast to hurting earnings for the last two years. If Asia has turned, the rest of the dominoes may not even fall and globalization and technology might continue to reign for another decade or two. Multinational stocks have not done as well as "purely" domestic U.S. stocks since August of 1997 because of these fears. It now looks like their turn has arrived.

As I said in my appearance on Wall Street Week With Louis Rukeyser (September 4,
1998), I believe the market has already hit bottom or is very close to it. Since then we have had the development of the hedge fund problem, the Brazilian problem and others that have scared the dickens out of the stock market, but I am happy to say that the Dow Jones Industrial Average is up 450 points since September 4th. The individual investors have held this market together in the face of fear and horror stories because the media have educated us so well during the last ten years. They made the difference in the last decade. I continue to believe that we will not have a recession and corporate earnings next year will be up about seven percent, not down.

For seventy years stocks have provided a return of about four times that of bonds after adjusting for inflation. Today five year Treasuries will earn you under five dollars based upon a 100 dollar price; thus, you would have to pay over 20X earnings to buy a Treasury. Stocks are selling at approximately the same P/E. Therefore, it would appear that stocks are a much better value to purchase today.

During the market weakness we noticed that, excluding the small under-developed countries, there was a high correlation between the U.S. stock market and other developed countries stock markets. Given all the advantages of owning U.S. stocks it makes less sense today than ever before to lose SEC protection and buy foreign stocks. I truly cannot understand the wisdom of taking your money into uncertain parts of the world, adding principal currency risks and the inferior quality at this time. Most of the world's best and most profitable companies are right here. The top high tech companies are here while the foreign companies are mostly in matured or sunset industries. Their industries are a copy of ours 50 years ago.

                                       Warmest Regards,


                                       L. Roy Papp
                                       October 12, 1998

                             PAPP FOCUS FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                              SEPTEMBER 30, 1998
                                  (Unaudited)


                                                                     Number      Market
                    Common Stocks                                   of Shares    Value
----------------------------------------------------------         -----------  --------
Industrial Services (18.7%)
  G & K Services, Inc. Class A
    (Uniform rental service)                                            5,500   $257,812
  Interpublic Group of Companies, Inc.
    (Worldwide advertising agencies)                                    4,700    253,506
                                                                                --------
                                                                                 511,318
                                                                                --------

Financial Services (16.5%)
  American International Group
    (Major international insurance holding company)                     1,600    123,200
  State Street Corporation
    (Provider of U.S. and global securities custodial services)         3,600    196,425
  T. Rowe Price Associates, Inc.
    (Provides investment advisory and administrative                    4,500    132,187
     services to their family of no-load mutual funds)                          --------
                                                                                 451,812
                                                                                --------

Computer Equipment (14.5%)
  American Power Conversion*
    (Leading producer of uninterruptible power supply products)         7,100    267,581
  Intel Corporation
    (Manufacturer of microprocessors, microcontrollers, and
     memory chips)                                                      1,500    128,625
                                                                                --------
                                                                                 396,206
                                                                                --------

Pharmaceutical (10.5%)
  Astra AB
    (International pharmaceutical company)                              7,000    120,312
  Merck & Company
    (Ethical drugs)                                                     1,300    168,431
                                                                                --------
                                                                                 288,743
                                                                                --------

Medical Products (9.7%)
  Johnson & Johnson
    (Healthcare products)                                               1,600    133,025
  Medtronic, Incorporated
    (Manufacturer of implantable biomedical devices)                    2,300    133,113
                                                                                --------
                                                                                 266,138
                                                                                --------

*Non-income producing security.

                             PAPP FOCUS FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1998
                                  (Unaudited)

                                                            Number      Market
                Common Stocks (continued)                  of Shares    Value
--------------------------------------------------        -----------  --------
Consumer Services (8.8%)
 Service Corporation International
  (Funeral service, cemetery owner/operator)                  3,500   $  111,563
 Steiner Leisure Ltd.*
  (Provider of spa services, beauty salons, and health
  clubs on cruise ships)                                      8,300      129,688
                                                                      ----------
                                                                         241,251
                                                                      ----------

Specialty Retailing (6.6%)
 Office Depot*
  (Large office supply retailer and direct marketer of
  office products)                                            8,000      179,500
                                                                      ----------

Restaurants (4.9%)
 McDonald's Corporation
  (Fast food restaurants and franchising)                     2,250      134,297
                                                                      ----------

Electrical Equipment (4.9%)
 Molex, Inc.
 (Supplier of electrical, electronic, and fiber optic
 interconnection products and systems)                        4,900      132,913
                                                                      ----------

Total Common Stocks -- 95.1%                                           2,602,178
Cash and Other Assets, Less Liabilities -- 4.9%                          133,485
                                                                      ----------

Net Assets -- 100%                                                    $2,735,662
                                                                      ==========

Net Asset Value Per Share
(Based on 272,876 shares outstanding at September 30, 1998)           $    10.03
                                                                      ==========



*Non-income producing security.
